MIROVA GLOBAL SUSTAINABLE EQUITY FUND

MIROVA INTERNATIONAL SUSTAINABLE EQUITY FUND

(the “Funds”)

Supplement dated December 30, 2020 to the Funds’ Statutory Prospectus and Statement of Additional Information, each dated May 1, 2020, as may be revised and supplemented from time to time.

Effective December 31, 2020, the Funds will disclose their portfolio holdings on the Natixis Funds’ website after an aging period of 10 business days after month-end.

Accordingly, effective December 31, 2020, the last paragraph in the sub-section “Portfolio Holdings” within the section “All Funds” in the Funds’ Prospectus is amended and restated as follows:

A “snapshot” of each Fund’s investments may be found in its annual and semiannual reports. In addition, a list of each Fund’s full portfolio holdings, which is updated monthly after an aging period of at least 30 days (10 business days for Mirova Global Sustainable Equity Fund and Mirova International Sustainable Equity Fund, 15 days for Vaughan Nelson Small Cap Value Fund and Vaughan Nelson Mid Cap Fund and 10 business days after quarter-end for Natixis Oakmark Fund, Natixis Oakmark International Fund and Natixis U.S. Equity Opportunities Fund), is available on the Funds’ website at im.natixis.com/us/fund-documents. These holdings will remain accessible on the website until each Fund files its respective Form N-CSR or Form N-PORT with the SEC for the period that includes the date of the information. In addition, a list of each Fund’s (excluding Natixis Oakmark Fund, Natixis Oakmark International Fund, and Natixis U.S. Equity Opportunities Fund) top 10 holdings as of the month-end is generally available within 7 business days after the month-end on the Funds’ website at im.natixis.com/holdings (click fund name).

Effective December 31, 2020, the first paragraph in the section “Portfolio Holdings Information” in the Funds’ SAI is amended and restated as follows:

Each Trust’s Board has adopted policies to limit the disclosure of confidential portfolio holdings information and to ensure equal access to such information, except in certain circumstances as approved by the Board. These policies are summarized below. Generally, portfolio holdings information will not be disclosed until it is first posted on the Funds’ website at im.natixis.com. Generally, full portfolio holdings information will not be posted until it is aged for at least 30 days (10 business days after month-end for Mirova Global Sustainable Equity Fund (“Global Sustainable Equity Fund”) and Mirova International Sustainable Equity Fund (“International Sustainable Equity Fund”), 15 days for Small Cap Value Fund and Mid Cap Fund and 10 business days after quarter-end for Natixis Oakmark Fund, Natixis Oakmark International Fund and U.S. Equity Opportunities Fund). A list of the top 10 holdings of the Global Green Bond Fund, Global Sustainable Equity Fund, International Sustainable Equity Fund, High Income Fund, Investment Grade Bond Fund, Small Cap Value Fund and Mid Cap Fund will generally be available on a monthly basis within 7 business days after month-end. Any holdings information that is released must clearly indicate the date of the information, and must state that due to active management, the Funds may or may not still invest in the securities listed. Portfolio characteristics, such as industry/sector breakdown, current yield, quality breakdown, duration, average price-earnings ratio and other similar information may be provided on a current basis. However, portfolio characteristics do not include references to specific portfolio holdings.